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                                                                   EXHIBIT 10.31


                               AMENDMENT NO. 1 TO
                         TECHNICAL ASSISTANCE AGREEMENT


     This Amendment No. 1 to Technical Assistance Agreement is made as of July 23, 1997, among Saturn Communications Limited (the "Company"), a corporation incorporated under the laws of New Zealand, formerly known as Kiwi Cable Co., Ltd., and UIH Asia/Pacific Communications, Inc. ("UIH"), a Delaware corporation, as successor-in-interest to United International Holdings, Inc., and amends the Technical Assistance Agreement dated as of July 8, 1994 among the parties (the "Agreement").

     In consideration of the mutual promises contained herein, the parties agree as follows:

     1. The Agreement is hereby amended to change all references to "Todd International, Ltd." and "Todd" to "SaskTel Holding (New Zealand) Inc." and "SaskTel," respectively.

     2. Section 4.5 of the Agreement is hereby amended to read in its entirety as follows:

          4.5   Public Relations
                ----------------

                UIH shall assist the Company with its governmental and community relations.

     3.   Section 7.3 is hereby amended to read in its entirety as follows:

          7.3 UIH shall be entitled to receive a fee (the "Fee") of (a) 2.5% of the gross revenues so long as SaskTel owns at least 20% or greater of the Company or (b) if SaskTel owns less than 20% of the Company, the percentage of the gross revenues equal to (i) 5% minus (ii) 5 multiplied by SaskTel's ownership percentage interest in the Company.

     4. The first sentence of Section 9 is hereby amended to read in its entirety as follows:

          This agreement shall be effective upon July 8, 1994, and shall expire on July 23, 2007, or unless terminated earlier in accordance with Section 10 below.
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     IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be executed by their duly authorized representatives as of the date first set forth above:


                                        SATURN COMMUNICATIONS, LTD.



                                        By:/s/ Michael T. Fries
                                           ----------------------------
                                           Michael T. Fries, Director



                                        UIH ASIA/PACIFIC COMMUNICATIONS, INC.



                                        By:/s/ Michael T. Fries
                                           ----------------------------
                                           Michael T. Fries, Chief Executive
                                            Officer

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